LETTER OF TRANSMITTAL


               To Tender Auction Market Preferred Shares, Series A
                                       and
                   Auction Market Preferred Shares, Series B,
                            Par Value $0.01 per Share

                                       of

          First Trust/Four Corners Senior Floating Rate Income Fund II

                        Pursuant to the Offer to Purchase
                              dated August 28, 2009

         The Offer and Withdrawal Rights expire at 5:00 P.M., Eastern time, on Monday, September 28, 2009, unless the Offer is extended.

                        The Depositary for the Offer is:


                      Deutsche Bank Trust Company Americas

                           (800) 735-7777 (toll free)

By First Class Mail, By Overnight Courier, By Hand:

                                                By Registered Certified
                                                    or Express Mail
         By First Class Mail:                    or Overnight Courier:                        By Hand:

      DB Services Tennessee, Inc.             DB Services Tennessee, Inc.            DB Services Tennessee, Inc.
            P.O. Box 305050                     648 Grassmere Park Road                648 Grassmere Park Road
      Nashville, Tennessee 37230               Nashville, Tennessee 37211             Nashville, Tennessee 37211
       Attn: Reorganization Unit               Attn: Reorganization Unit              Attn: Reorganization Unit

By Facsimile Transmission or Email:

      By Facsimile Transmission:                       By Email:
            (615) 866-3889                          DB.Reorg@db.com

                     The Information Agent for the Offer is:

                             The Altman Group, Inc.
                                 (212) 400-2605
                         60 East 42nd Street, Suite 916
                            New York, New York 10165

         This Letter of Transmittal must be delivered to the Depositary. Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

         The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

         This Letter of Transmittal is to be used if delivery of AMPS Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 4 of the Offer to Purchase, unless an Agent's Message (as defined in the Offer to Purchase) is utilized.

--------------------------------------------------------------------------------
                       Description of AMPS Shares Tendered
--------------------------------------------------------------------------------

       Name(s) and Address(es)                     Number of AMPS Shares
       of Registered Holder(s)                   Tendered* (Indicate which
      (Please fill in, if blank)                 Series, A or B, and attach
                                                additional list if necessary)
-------------------------------------------- ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

--------------------------------------------------------------------------------
* Unless otherwise indicated, it will be assumed that all AMPS Shares held in the name(s) of the registered holder(s) will be tendered.

--------------------------------------------------------------------------------

         If you wish to tender all or any part of your outstanding: (i) Auction Market Preferred Shares, Series A ("Series A AMPS Shares") or (ii) Auction Market Preferred Shares, Series B ("Series B AMPS Shares"), each with a par value $0.01 per share and a liquidation preference of $25,000 per share (collectively, the "AMPS Shares"), you should either:

         o complete and sign this Letter of Transmittal (or a facsimile hereof) in accordance with the instructions hereto and either deliver it with any required signature guarantee and any other required documents to Deutsche Bank Trust Company Americas (the "Depositary") or tender your AMPS Shares pursuant to the procedure for book-entry tender set forth in Section 4 of the Offer to Purchase; or

         o request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your AMPS Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee you should contact such person if you desire to tender your AMPS Shares.

         Questions and requests for assistance or for additional copies of this Letter of Transmittal or the Offer to Purchase may be directed to The Altman Group, Inc. at its address and telephone number set forth on the first page of this Letter of Transmittal.

                                Method of Tender

                    Note: Signatures Must be Provided Below.

                Please Read Accompanying Instructions Carefully.

         Check here if Tendered AMPS Shares are being delivered by Book-Entry Transfer to the Depositary's Account at the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution ________________________________________________

Account Number _______________________________________________________________

Transaction Code Number ______________________________________________________

Ladies and Gentlemen:

         The undersigned hereby tenders to First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, the above-described outstanding (i) Auction Market Preferred Shares, Series A (the "Series A AMPS Shares"), and/or (ii) Auction Market Preferred Shares, Series B (the "Series B AMPS Shares"), each with a par value $0.01 per share and with a liquidation preference of $25,000 per share (collectively, the "AMPS Shares"), pursuant to the Fund's offer to purchase for cash up to 100% of each of the outstanding Series A AMPS Shares and the Series B AMPS Shares, upon the terms and subject to the conditions set forth in the Fund's Offer to Purchase dated August 28, 2009, receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the "Offer"). The price to be paid for the AMPS Shares is an amount per share, net to the seller in cash, equal to 97% of the liquidation preference of $25,000 per share (or $24,250 per share) plus any unpaid accrued dividends to September 28, 2009 (the "Expiration Date").

         Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the AMPS Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the AMPS Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such AMPS Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

                   (i) transfer ownership of such AMPS Shares on the account books maintained by the Book-Entry Transfer Facility with all accompanying evidences of transfer and authenticity, to or upon the order of the Fund;

                  (ii) present such AMPS Shares for transfer on the Fund's books; and

                 (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such AMPS Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

         The undersigned hereby covenants, represents and warrants to the Fund that:

                   (i) the undersigned has full power and authority to tender, sell, assign and transfer the AMPS Shares tendered hereby and that when and to the extent the same are accepted for payment by the Fund, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the AMPS Shares and not subject to any adverse claims;

                  (ii) the undersigned understands that tenders of AMPS Shares pursuant to any of the procedures described in Section 4 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that
         (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), in the AMPS Shares or equivalent securities at least equal to the AMPS Shares being tendered, and (b) the tender of AMPS Shares complies with Rule 14e-4;

                 (iii) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the AMPS Shares tendered hereby; and

                  (iv) the undersigned has read, understands and agrees to all the terms of the Offer.

         All authority herein conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The purchase price of the AMPS Shares will be as set forth in the Offer to Purchase. All AMPS Shares validly tendered on or before the expiration date and not properly withdrawn will be purchased, subject to the conditions of the Offer. If any tendered AMPS Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, such AMPS Shares will be returned without expense to the shareholder in accordance with Section 3 of the Offer to Purchase.

         The undersigned understands that tenders of AMPS Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Fund pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

         The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer; may postpone the acceptance for payment of, or the payment for, AMPS Shares tendered; or may accept for payment fewer than all of the AMPS Shares tendered.

         Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any AMPS Shares purchased, and credit to the account at the Book-Entry Transfer Facility any AMPS Shares not tendered or not purchased. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of the AMPS Shares purchased and issue a confirmation for any AMPS Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any AMPS Shares purchased and return any AMPS Shares not tendered or not purchased in the name(s) of, and mail said check to, the person(s) so indicated. The undersigned recognizes that the Fund has no obligation, pursuant to the "Special Payment Instructions," to transfer any AMPS Shares from the name of the registered holder(s) thereof if the Fund does not accept for payment any of the AMPS Shares so tendered.

---------------------------------           -----------------------------------
  Special Payment Instructions                 Special Delivery Instructions
   (See Instructions 6 and 7)                   (See Instructions 6 and 7)

    To be completed ONLY if                      To be completed ONLY if
    the check for the                            the check for the
    purchase price of AMPS                       purchase price of AMPS
    Shares purchased (less                       Shares purchased (less
    the amount of any                            the amount of any
    federal income and                           federal income and
    backup withholding tax                       backup withholding tax
    required to be                               required to be
    withheld) is to be                           withheld) is to be
    issued to the order of,                      mailed to an address
    someone other than the                       different from that
    person or persons whose                      shown in the box titled
    signature(s) appears                         "Description of AMPS
    within this Letter of                        Shares Tendered" within
    Transmittal.                                 this Letter of
                                                 Transmittal.


Mail:   [ ]  check                          Mail:    [ ]  check

Advice to:                                  Advice to:

Name: ______________________________        Name: ______________________________
            (Please Print)                               (Please Print)
Address: ___________________________        Address: ___________________________

____________________________________        ____________________________________
                            Zip Code                                   Zip Code
____________________________________        ____________________________________
(Social Security or                         (Social Security or
Taxpayer Identification No.)                Taxpayer Identification No.)
------------------------------------        ------------------------------------

 -------------------------------------------------------------------------------

                                    Sign Here
           (Please complete and return the Substitute Form W-9 below)

 _______________________________________________________________________________

 _______________________________________________________________________________
                            (Signature(s) of Owners)

Dated:  _________________________________________

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number__________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

                            Guarantee Of Signature(s)
                           (See Instructions 1 and 4)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________
                        (Please Type or Print)

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                          (Include Zip Code)

Area Code and Telephone No.:____________________________________________________

Dated:__________________________________________________________________________

--------------------------------------------------------------------------------

---------------------------- -------------------------------------------------- ----------------------------------
Substitute Form W-9          Part I-- Taxpayer Identification                         Social Security Number
Department of the            No.--For All Accounts.                                             OR
Treasury Internal                                                                Employee Identification Number
Revenue Service
                                                                                   __________________________
Payer's Request for
Taxpayer
Identification No.
                             -------------------------------------------------- ----------------------------------
                             Enter your taxpayer identification number in the
                             appropriate box.  For most individuals and sole                 Part II
                             proprietors, this is your Social Security
                             Number.  For other entities, it is your Employer        For Payees Exempt From
                             Identification Number.  If you do not have a          Backup Payer's Request for
                             number, see "How to Obtain a TIN" in the               Withholding (see enclosed
                             enclosed Guidelines.  Note:  If the account is                Guidelines)
                             in more than one name, see the chart on page 2
                             of the enclosed Guidelines to determine what
                             number to enter.
------------------------------------------------------------------------------------------------------------------

Certification -- Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification
       Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal
       Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)    I am a U.S. Person (or resident alien); and

(4)    Any information provided on this form is true, correct and complete.

(Please cross out certification two if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.)
------------------------------------------------------------------------------------------------------------------

Signature: ____________________________________________________________________

Dated ________________________
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  Instructions

              Forming Part of the Terms and Conditions of the Offer

          1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (i)(a) this Letter of Transmittal is signed by the registered holder(s) of the AMPS Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of AMPS Shares) tendered herewith exactly as the name of such holder(s) appears on the appropriate account maintained by such participant within the Book-Entry Transfer Facility, (b) payment and delivery are to be made directly to such holder(s) and (c) such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such AMPS Shares are tendered for the account of an Eligible Institution. See Instruction 4.

          2. Delivery of Letter of Transmittal and AMPS Shares. This Letter of Transmittal is to be used if, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, delivery of AMPS Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 4 of the Offer to Purchase. A confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all AMPS Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase), all as provided in
Section 4 of the Offer to Purchase.

         The method of delivery of all documents, this Letter of Transmittal and any other required documents, is at the option and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

         No alternative, conditional or contingent tenders will be accepted, and no fractional AMPS Shares will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the AMPS Shares.

         If the space provided in the box captioned "Description of AMPS Shares Tendered" above is inadequate, the number of AMPS Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

          3. Partial Tenders. If any tendered AMPS Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if any tendered AMPS Shares are not accepted because of an invalid tender, or if any tendered AMPS Shares are properly withdrawn, AMPS Shares delivered in accordance with the procedure for book-entry transfer (as described in Section 4 of the Offer to Purchase) will be credited to the appropriate account maintained within the book-entry transfer facility.

          4. Signatures on Letter of Transmittal; Share Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the AMPS Shares tendered hereby, the signature(s) must correspond with the name(s) as it appears on the appropriate account maintained within the book-entry transfer facility.

         If any of the AMPS Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the AMPS Shares tendered hereby are registered in different names on different accounts maintained within the book-entry transfer facility, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different accounts.

         If this Letter of Transmittal is signed by the registered holder(s) of the AMPS Shares tendered hereby, no separate share powers are required unless payment of the purchase price is to be made, or AMPS Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such share powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the AMPS Shares tendered hereby, the Letter of Transmittal must be accompanied by appropriate share powers, signed exactly as the name(s) of the registered holder(s) appear(s) on the appropriate account maintained by a participant within the Book-Entry Transfer Facility. Signature(s) on any such share powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any share power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Fund of the authority of such person so to act must be submitted.

          5. Share Transfer Taxes. The Fund will pay any share transfer taxes with respect to the sale and transfer of any AMPS Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or AMPS Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of AMPS Shares to the Fund pursuant to the Offer, then the amount of any share transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

          6. Special Payment and Delivery Instructions. If the check for the purchase price of any AMPS Shares purchased is to be issued, or any AMPS Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering AMPS Shares by book-entry transfer may request that AMPS Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions." If no such instructions are given, any such AMPS Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

          7. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if AMPS Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         Failure to complete the Substitute Form W-9 will not, by itself, cause AMPS Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Note: Failure to complete and return the Substitute Form W-9 may result in IRS penalties and backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

          8. Waiver of Conditions. Subject to the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by the Fund, at any time and from time to time, in the case of any AMPS Shares tendered.

          9. Irregularities. The Fund will determine, in its sole discretion, all questions as to the number of AMPS Shares to be accepted, and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of AMPS Shares. The Fund's determination will be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which it determines may be unlawful. The Fund also reserves the absolute right to waive any defect or irregularity in the tender of any particular AMPS Shares or any particular shareholder. No tender of AMPS Shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering shareholder or waived by the Fund. None of the Fund, the Depositary, the Information Agent, or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any such notice. The Fund's interpretation of the terms of and conditions to the Offer, including this Letter of Transmittal and the instructions thereto, will be final and binding. By tendering AMPS Shares to the Fund, you agree to accept all decisions the Fund makes concerning these matters and waive any right you might otherwise have to challenge those decisions.

                                    * * * * *

         Any questions and requests for assistance may be directed to the Information Agent at its addresses and telephone number set forth on the first page of this Letter of Transmittal. Additional copies of the Offer to Purchase and the Letter of Transmittal may be obtained from the Information Agent at its addresses and telephone number set forth on the first page of this Letter of Transmittal. Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

             Guidelines for Certification of Taxpayer Identification
                          Number on Substitute Form W-9

         Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

----------------------------------------------------------------------- ----------------------------------------------

                                                                        Give the
                                                                        Social Security
For this type of account:                                               number of--
----------------------------------------------------------------------- ----------------------------------------------

1.   The individual                                                     The individual

2.   Two or more individuals (joint account)                            The actual owner of the account, or if
                                                                        combined funds, the first individual on the
                                                                        account(1)

3.   Custodian account of a minor                                       The minor(2)
     (Uniform Transfers/Gift to Minors Act)

4.   (a) The usual revocable savings trust account                      The grantor-trustee(1)
         (grantor is also trustee)

     (b) So-called trust account that is not a legal or                 The actual owner(1)
         valid trust under State law

5.   Sole proprietorship or single-owner limited                        The owner(3)
     liability company ("LLC")

----------------------------------------------------------------------- ----------------------------------------------

                                                                        Employer
                                                                        Identification
For this type of account:                                               number of--
----------------------------------------------------------------------- ----------------------------------------------

6.   A valid trust, estate, or pension trust                            The legal entity(4)

7.   Corporation or entity selecting corporate status on                The corporation or entity
     IRS Form 8832

8.   Religious, charitable, or educational organization or              The organization
     association, club or other tax-exempt organization

9.   Partnership or multi-member LLC                                    The partnership or LLC

10.  A broker or registered nominee                                     The broker or nominee

11.  Account with the Department of Agriculture in the name of a        The public entity
     public entity (such as a State or local government, school district, or prison) that receives agricultural program
     payments
______________________________________

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

(Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             Guidelines for Certification of Taxpayer Identification
                          Number on Substitute Form W-9

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) Tax-Form, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all reportable payments include the following:

     o An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
     o The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
     o   An international organization or any agency or instrumentality thereof.
     o A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be specifically exempted from backup withholding include the following:

     o   A corporation.
     o   A financial institution.
     o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
     o   A real estate investment trust.
     o   A common trust fund operated by a bank under section 584(a).
     o An entity registered at all times during the taxable year under the Investment Company Act of 1940, as amended.
     o A middleman known in the investment community as a nominee or custodian.
     o A futures commission merchant registered with the Commodity Futures Trading Commission.
     o   A foreign central bank of issue.
     o   A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

     o   Payments to nonresident aliens subject to withholding under Section
         1441.
     o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
     o   Payments of patronage dividends not paid in money.
     o   Payments made by certain foreign organizations.
     o   Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
     o   Payments described in section 6049(b)(5) to nonresident aliens.
     o   Payments on tax-free covenant bonds under section 1451.
     o   Payments made by certain foreign organizations.
     o   Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM.

Privacy Act Notice.--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


Penalties

         (1) Failure to Furnish Taxpayer Identification Number.-- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

         (2) Civil Penalty for False Information With Respect to
Withholding.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

         (3) Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

         (4) Misuse of Taxpayer Identification Number.--If the requester disclosure or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.